AMENDMENT TO
                    AMENDED AND RESTATED INVESTMENT ADVISORY
                            AND MANAGEMENT AGREEMENT
                          BETWEEN JNL SERIES TRUST AND
                     JACKSON NATIONAL ASSET MANAGEMENT, LLC

--------------------------------------------------------------------------------

      This AMENDMENT is made by and between JNL SERIES TRUST, a Massachusetts business trust ("Trust") and JACKSON NATIONAL ASSET MANAGEMENT, LLC, a Michigan limited liability company ("Adviser").

      WHEREAS, the Adviser and the Trust entered into an Amended and Restated Investment Advisory and Management Agreement effective December 1, 2012 ("Agreement"), whereby the Adviser agreed to provide certain advisory services to several separate series of shares (each a "Fund") of the Trust.

      WHEREAS, the parties have agreed to amend Schedule A and Schedule B of the Agreement to add the following new Fund: the JNL/Mellon Capital Utilities Sector Fund, to add the JNL/Mellon Capital Utilities Sector Fund's fee schedule, and to amend certain Fund names from the "Current Fund Name" to the "New Fund Name," as set forth below, effective April 29, 2013:

-----------------------------------------------------------------------------------------------------------------
CURRENT FUND NAME                                              NEW FUND NAME
-----------------------------------------------------------------------------------------------------------------
JNL/BlackRock Commodity Securities Fund                        JNL/BlackRock Commodity Securities Strategy Fund
-----------------------------------------------------------------------------------------------------------------
JNL/Mellon Capital Management Bond Index Fund                  JNL/Mellon Capital Bond Index Fund
-----------------------------------------------------------------------------------------------------------------
JNL/Mellon Capital Management Dow Jones U.S. Contrarian        JNL/Mellon Capital Dow Jones
Opportunities Index Fund                                       U.S. Contrarian Opportunities Index Fund
-----------------------------------------------------------------------------------------------------------------
JNL/Mellon Capital Management Emerging Markets Index Fund      JNL/Mellon Capital Emerging Markets Index Fund
-----------------------------------------------------------------------------------------------------------------
JNL/Mellon Capital Management European 30 Fund                 JNL/Mellon Capital European 30 Fund
-----------------------------------------------------------------------------------------------------------------
JNL/Mellon Capital Management Global Alpha Fund                JNL/Mellon Capital Global Alpha Fund
-----------------------------------------------------------------------------------------------------------------
JNL/Mellon Capital Management Index 5 Fund                     JNL/Mellon Capital Index 5 Fund
-----------------------------------------------------------------------------------------------------------------
JNL/Mellon Capital Management International Index Fund         JNL/Mellon Capital International Index Fund
-----------------------------------------------------------------------------------------------------------------
JNL/Mellon Capital Management Pacific Rim 30 Fund              JNL/Mellon Capital Pacific Rim 30 Fund
-----------------------------------------------------------------------------------------------------------------
JNL/Mellon Capital Management 10 x 10 Fund                     JNL/Mellon Capital 10 x 10 Fund
-----------------------------------------------------------------------------------------------------------------
JNL/Mellon Capital Management S&P 500 Index Fund               JNL/Mellon Capital S&P 500 Index Fund
-----------------------------------------------------------------------------------------------------------------
JNL/Mellon Capital Management S&P 400 MidCap Index Fund        JNL/Mellon Capital S&P 400 MidCap Index Fund
-----------------------------------------------------------------------------------------------------------------
JNL/Mellon Capital Management Small Cap Index Fund             JNL/Mellon Capital Small Cap Index Fund
-----------------------------------------------------------------------------------------------------------------

      NOW THEREFORE, the parties hereby agree to amend the Agreement as follows:

1. Schedule A to the Agreement is hereby deleted and replaced in its entirety with Schedule A dated April 29, 2013, attached hereto.

2. Schedule B to the Agreement is hereby deleted and replaced in its entirety with Schedule B dated April 29, 2013, attached hereto.

3. This Amendment may be executed in two or more counterparts, which together shall constitute one document.

      IN WITNESS WHEREOF, the Adviser and the Trust have caused this Amendment to be executed as of November 30, 2012, dated as of April 29, 2013.

JNL SERIES TRUST                        JACKSON NATIONAL ASSET MANAGEMENT, LLC

By: /s/ Kristen K. Leeman               By:  /s/ Mark D. Nerud
Name: Kristen K. Leeman                 Name: Mark D. Nerud
Title: Assistant Secretary              Title: President and CEO

--------------------------------------------------------------------------------
                                   PAGE 2 OF 2

                                   SCHEDULE A
                              DATED APRIL 29, 2013
                                 (List of Funds)

--------------------------------------------------------------------------------
                                      FUNDS
--------------------------------------------------------------------------------
                   JNL/American Funds Balanced Allocation Fund
--------------------------------------------------------------------------------
               JNL/American Funds Blue Chip Income and Growth Fund
--------------------------------------------------------------------------------
                       JNL/American Funds Global Bond Fund
--------------------------------------------------------------------------------
               JNL/American Funds Global Small Capitalization Fund
--------------------------------------------------------------------------------
                    JNL/American Funds Growth Allocation Fund
--------------------------------------------------------------------------------
                      JNL/American Funds Growth-Income Fund
--------------------------------------------------------------------------------
                      JNL/American Funds International Fund
--------------------------------------------------------------------------------
                        JNL/American Funds New World Fund
--------------------------------------------------------------------------------
                      JNL/AQR Managed Futures Strategy Fund
--------------------------------------------------------------------------------
                JNL/BlackRock Commodity Securities Strategy Fund
--------------------------------------------------------------------------------
                      JNL/BlackRock Global Allocation Fund
--------------------------------------------------------------------------------
                    JNL/Brookfield Global Infrastructure Fund
--------------------------------------------------------------------------------
              JNL/Capital Guardian Global Diversified Research Fund
--------------------------------------------------------------------------------
                    JNL/Capital Guardian Global Balanced Fund
--------------------------------------------------------------------------------
                          JNL/DFA U.S. Core Equity Fund
--------------------------------------------------------------------------------
                         JNL/Eagle SmallCap Equity Fund
--------------------------------------------------------------------------------
                  JNL/Eastspring Investments Asia ex-Japan Fund
--------------------------------------------------------------------------------
                   JNL/Eastspring Investments China-India Fund
--------------------------------------------------------------------------------
                  JNL/Franklin Templeton Founding Strategy Fund
--------------------------------------------------------------------------------
                    JNL/Franklin Templeton Global Growth Fund
--------------------------------------------------------------------------------
               JNL/Franklin Templeton Global Multisector Bond Fund
--------------------------------------------------------------------------------
                       JNL/Franklin Templeton Income Fund
--------------------------------------------------------------------------------
           JNL/Franklin Templeton International Small Cap Growth Fund
--------------------------------------------------------------------------------
                    JNL/Franklin Templeton Mutual Shares Fund
--------------------------------------------------------------------------------
                   JNL/Franklin Templeton Small Cap Value Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                       A-1

--------------------------------------------------------------------------------
                                      FUNDS
--------------------------------------------------------------------------------
                      JNL/Goldman Sachs Core Plus Bond Fund
--------------------------------------------------------------------------------
                  JNL/Goldman Sachs Emerging Markets Debt Fund
--------------------------------------------------------------------------------
                      JNL/Goldman Sachs Mid Cap Value Fund
--------------------------------------------------------------------------------
                     JNL/Goldman Sachs U.S. Equity Flex Fund
--------------------------------------------------------------------------------
                          JNL Institutional Alt 20 Fund
--------------------------------------------------------------------------------
                          JNL Institutional Alt 35 Fund
--------------------------------------------------------------------------------
                          JNL Institutional Alt 50 Fund
--------------------------------------------------------------------------------
                          JNL Institutional Alt 65 Fund
--------------------------------------------------------------------------------
                      JNL/Invesco International Growth Fund
--------------------------------------------------------------------------------
                        JNL/Invesco Large Cap Growth Fund
--------------------------------------------------------------------------------
                       JNL/Invesco Global Real Estate Fund
--------------------------------------------------------------------------------
                        JNL/Invesco Small Cap Growth Fund
--------------------------------------------------------------------------------
                           JNL/Ivy Asset Strategy Fund
--------------------------------------------------------------------------------
                      JNL/JPMorgan International Value Fund
--------------------------------------------------------------------------------
                         JNL/JPMorgan MidCap Growth Fund
--------------------------------------------------------------------------------
                JNL/JPMorgan U.S. Government & Quality Bond Fund
--------------------------------------------------------------------------------
                        JNL/Lazard Emerging Markets Fund
--------------------------------------------------------------------------------
                         JNL/Lazard Mid Cap Equity Fund
--------------------------------------------------------------------------------
                           JNL/M&G Global Basics Fund
--------------------------------------------------------------------------------
                           JNL/M&G Global Leaders Fund
--------------------------------------------------------------------------------
                       JNL/Mellon Capital Bond Index Fund
--------------------------------------------------------------------------------
                          JNL/Mellon Capital Dow Jones
                    U.S. Contrarian Opportunities Index Fund
--------------------------------------------------------------------------------
                 JNL/Mellon Capital Emerging Markets Index Fund
--------------------------------------------------------------------------------
                       JNL/Mellon Capital European 30 Fund
--------------------------------------------------------------------------------
                      JNL/Mellon Capital Global Alpha Fund
--------------------------------------------------------------------------------
                         JNL/Mellon Capital Index 5 Fund
--------------------------------------------------------------------------------
                   JNL/Mellon Capital International Index Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                       A-2

--------------------------------------------------------------------------------
                                      FUNDS
--------------------------------------------------------------------------------
                     JNL/Mellon Capital Pacific Rim 30 Fund
--------------------------------------------------------------------------------
                     JNL/Mellon Capital Small Cap Index Fund
--------------------------------------------------------------------------------
                         JNL/Mellon Capital 10 x 10 Fund
--------------------------------------------------------------------------------
                      JNL/Mellon Capital S&P 500 Index Fund
--------------------------------------------------------------------------------
                  JNL/Mellon Capital S&P 400 MidCap Index Fund
--------------------------------------------------------------------------------
                    JNL/Mellon Capital Utilities Sector Fund
--------------------------------------------------------------------------------
                     JNL/Morgan Stanley Mid Cap Growth Fund
--------------------------------------------------------------------------------
                   JNL/Neuberger Berman Strategic Income Fund
--------------------------------------------------------------------------------
                       JNL/Oppenheimer Global Growth Fund
--------------------------------------------------------------------------------
                    JNL/PPM America Floating Rate Income Fund
--------------------------------------------------------------------------------
                           JNL/PIMCO Real Return Fund
--------------------------------------------------------------------------------
                        JNL/PIMCO Total Return Bond Fund
--------------------------------------------------------------------------------
                      JNL/PPM America High Yield Bond Fund
--------------------------------------------------------------------------------
                       JNL/PPM America Mid Cap Value Fund
--------------------------------------------------------------------------------
                      JNL/PPM America Small Cap Value Fund
--------------------------------------------------------------------------------
                        JNL/PPM America Value Equity Fund
--------------------------------------------------------------------------------
                    JNL/Red Rocks Listed Private Equity Fund
--------------------------------------------------------------------------------
                    JNL/T. Rowe Price Established Growth Fund
--------------------------------------------------------------------------------
                      JNL/T. Rowe Price Mid-Cap Growth Fund
--------------------------------------------------------------------------------
                     JNL/T. Rowe Price Short-Term Bond Fund
--------------------------------------------------------------------------------
                          JNL/T. Rowe Price Value Fund
--------------------------------------------------------------------------------
                              JNL/WMC Balanced Fund
--------------------------------------------------------------------------------
                            JNL/WMC Money Market Fund
--------------------------------------------------------------------------------
                               JNL/WMC Value Fund
--------------------------------------------------------------------------------
                           JNL/S&P Managed Growth Fund
--------------------------------------------------------------------------------
                        JNL/S&P Managed Conservative Fund
--------------------------------------------------------------------------------
                      JNL/S&P Managed Moderate Growth Fund
--------------------------------------------------------------------------------
                          JNL/S&P Managed Moderate Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                       A-3

--------------------------------------------------------------------------------
                                      FUNDS
--------------------------------------------------------------------------------
                     JNL/S&P Managed Aggressive Growth Fund
--------------------------------------------------------------------------------
                       JNL/S&P Competitive Advantage Fund
--------------------------------------------------------------------------------
                      JNL/S&P Dividend Income & Growth Fund
--------------------------------------------------------------------------------
                          JNL/S&P Intrinsic Value Fund
--------------------------------------------------------------------------------
                            JNL/S&P Total Yield Fund
--------------------------------------------------------------------------------
                                 JNL/S&P 4 Fund
--------------------------------------------------------------------------------
                      JNL/UBS Large Cap Select Growth Fund
--------------------------------------------------------------------------------
                          JNL Disciplined Moderate Fund
--------------------------------------------------------------------------------
                      JNL Disciplined Moderate Growth Fund
--------------------------------------------------------------------------------
                           JNL Disciplined Growth Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                       A-4

                                   SCHEDULE B
                              DATED APRIL 29, 2013
                                 (Compensation)

-----------------------------------------------------------------------------------------------------------------------------------
                             FUND                                           ASSETS                         ADVISORY FEE
                                                                                                 (ANNUAL RATE BASED ON AVERAGE NET
                                                                                                        ASSETS OF EACH FUND)
-----------------------------------------------------------------------------------------------------------------------------------
JNL/American Funds Balanced Allocation Fund                    $0 to $1 billion                                .300%
                                                               Over $1 billion                                 .275%

-----------------------------------------------------------------------------------------------------------------------------------
JNL/American Funds Blue Chip Income and Growth Fund            $0 to $1 billion                                 .70%
                                                               Over $1 billion                                  .65%

-----------------------------------------------------------------------------------------------------------------------------------
JNL/American Funds Global Bond Fund                            $0 to $1 billion                                 .70%
                                                               Over $1 billion                                  .65%

-----------------------------------------------------------------------------------------------------------------------------------
JNL/American Funds Global Small Capitalization Fund            $0 to $1 billion                                 .75%
                                                               Over $1 billion                                  .70%

-----------------------------------------------------------------------------------------------------------------------------------
JNL/American Funds Growth Allocation Fund                      $0 to $1 billion                                .300%
                                                               Over $1 billion                                 .275%

-----------------------------------------------------------------------------------------------------------------------------------
JNL/American Funds Growth-Income Fund                          $0 to $1 billion                                 .70%
                                                               Over $1 billion                                  .65%

-----------------------------------------------------------------------------------------------------------------------------------
JNL/American Funds International Fund                          $0 to $1 billion                                 .85%
                                                               Over $1 billion                                  .80%

-----------------------------------------------------------------------------------------------------------------------------------
JNL/American Funds New World Fund                              $0 to $1 billion                                1.05%
                                                               Over $1 billion                                 1.00%

-----------------------------------------------------------------------------------------------------------------------------------
JNL/AQR Managed Futures Strategy Fund                          $0 to $500 million                               .95%
                                                               $500 million to $1 billion                       .90%
                                                               Over $1 billion                                  .85%

-----------------------------------------------------------------------------------------------------------------------------------
JNL/BlackRock Commodity Securities Strategy Fund               $0 to $300 million                               .70%
                                                               Over $300 million                                .60%

-----------------------------------------------------------------------------------------------------------------------------------
JNL/BlackRock Global Allocation Fund                           $0 to $1 billion                                 .75%
                                                               Over $1 billion                                  .70%

-----------------------------------------------------------------------------------------------------------------------------------
JNL/Brookfield Global Infrastructure Fund                      $0 to $1 billion                                 .80%
                                                               Over $1 billion                                  .75%

-----------------------------------------------------------------------------------------------------------------------------------
JNL/Capital Guardian Global Diversified Research Fund          $0 to $150 million                               .75%
                                                               $150 million to $500 million                     .70%
                                                               $500 million to $750 million                     .65%
                                                               Over $750 million                                .60%

-----------------------------------------------------------------------------------------------------------------------------------
JNL/Capital Guardian Global Balanced Fund                      $0 to $500 million                               .65%
                                                               Over $500 million                                .60%

-----------------------------------------------------------------------------------------------------------------------------------
JNL/DFA U.S. Core Equity Fund                                  $0 to $100 million                               .65%
                                                               $100 million to $300 million                     .60%
                                                               Over $300 million                                .55%

-----------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                       B-1

-----------------------------------------------------------------------------------------------------------------------------------
                             FUND                                           ASSETS                         ADVISORY FEE
                                                                                                 (ANNUAL RATE BASED ON AVERAGE NET
                                                                                                        ASSETS OF EACH FUND)
-----------------------------------------------------------------------------------------------------------------------------------
JNL/Eagle SmallCap Equity Fund                                 $0 to $100 million                               .75%
                                                               $100 million to $500 million                     .70%
                                                               Over $500 million                                .65%

-----------------------------------------------------------------------------------------------------------------------------------
JNL/Eastspring Investments Asia ex-Japan Fund                  $0 to $500 million                               .90%
                                                               Over $500 million                                .85%

-----------------------------------------------------------------------------------------------------------------------------------
JNL/Eastspring Investments China-India Fund                    $0 to $500 million                               .90%
                                                               Over $500 million                                .85%

-----------------------------------------------------------------------------------------------------------------------------------
JNL/Franklin Templeton Founding Strategy Fund                  All Assets                                         0%

-----------------------------------------------------------------------------------------------------------------------------------
JNL/Franklin Templeton Global Growth Fund                      $0 to $300 million                               .75%
                                                               $300 million to $500 million                     .65%
                                                               Over $500 million                                .60%

-----------------------------------------------------------------------------------------------------------------------------------
JNL/Franklin Templeton Global Multisector Bond Fund            $0 to $1 billion                                 .75%
                                                               Over $1 billion                                  .70%

-----------------------------------------------------------------------------------------------------------------------------------
JNL/Franklin Templeton Income Fund                             $0 to $100 million                               .80%
                                                               $100 million to $200 million                     .75%
                                                               $200 million to $500 million                     .65%
                                                               Over $500 million                                .60%

-----------------------------------------------------------------------------------------------------------------------------------
JNL/Franklin Templeton International                           $0 to $500 million                               .95%
Small Cap Growth Fund                                          Over $500 million                                .90%

-----------------------------------------------------------------------------------------------------------------------------------
JNL/Franklin Templeton Mutual Shares Fund                      $0 to $500 million                               .75%
                                                               Over $500 million                                .70%

-----------------------------------------------------------------------------------------------------------------------------------
JNL/Franklin Templeton Small Cap Value Fund                    $0 to $200 million                               .85%
                                                               $200 million to $500 million                     .77%
                                                               Over $500 million                                .75%

-----------------------------------------------------------------------------------------------------------------------------------
JNL/Goldman Sachs Core Plus Bond Fund                          $0 to $500 million                               .60%
                                                               Over $500 million                                .55%

-----------------------------------------------------------------------------------------------------------------------------------
JNL/Goldman Sachs Emerging Markets Debt Fund                   $0 to $200 million                               .75%
                                                               $200 million to $1 billion                       .70%
                                                               Over $1 billion                                 .675%

-----------------------------------------------------------------------------------------------------------------------------------
JNL/Goldman Sachs Mid Cap Value Fund                           $0 to $100 million                               .75%
                                                               Over $100 million                                .70%

-----------------------------------------------------------------------------------------------------------------------------------
JNL/Goldman Sachs U.S. Equity Flex Fund                        $0 to $300 million                               .80%
                                                               Over $300 million                                .75%

-----------------------------------------------------------------------------------------------------------------------------------
JNL Institutional Alt 20 Fund                                  $0 to $500 million                               .15%
                                                               Over $500 million                                .10%

-----------------------------------------------------------------------------------------------------------------------------------
JNL Institutional Alt 35 Fund                                  $0 to $500 million                               .15%
                                                               Over $500 million                                .10%

-----------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                       B-2

-----------------------------------------------------------------------------------------------------------------------------------
                             FUND                                           ASSETS                         ADVISORY FEE
                                                                                                 (ANNUAL RATE BASED ON AVERAGE NET
                                                                                                        ASSETS OF EACH FUND)
-----------------------------------------------------------------------------------------------------------------------------------
JNL Institutional Alt 50 Fund                                  $0 to $500 million                               .15%
                                                               Over $500 million                                .10%

-----------------------------------------------------------------------------------------------------------------------------------
JNL Institutional Alt 65 Fund                                  $0 to $500 million                               .15%
                                                               Over $500 million                                .10%

-----------------------------------------------------------------------------------------------------------------------------------
JNL/Invesco International Growth Fund                          $0 to $150 million                               .70%
                                                               $150 million to $500 million                     .65%
                                                               Over $500 million                                .60%

-----------------------------------------------------------------------------------------------------------------------------------
JNL/Invesco Large Cap Growth Fund                              $0 to $150 million                               .70%
                                                               Over $150 million                                .65%

-----------------------------------------------------------------------------------------------------------------------------------
JNL/Invesco Global Real Estate Fund                            $0 to $50 million                                .75%
                                                               Over $50 million                                 .70%

-----------------------------------------------------------------------------------------------------------------------------------
JNL/Invesco Small Cap Growth Fund                              $0 to $300 million                               .85%
                                                               Over $300 million                                .80%

-----------------------------------------------------------------------------------------------------------------------------------
JNL/Ivy Asset Strategy Fund                                    $0 to $500 million                               .90%
                                                               $500 million to $1.5 billion                     .85%
                                                               Over $1.5 billion                               .825%

-----------------------------------------------------------------------------------------------------------------------------------
JNL/JPMorgan International Value Fund                          $0 to $150 million                               .70%
                                                               $150 million to $500 million                     .65%
                                                               Over $500 million                                .60%

-----------------------------------------------------------------------------------------------------------------------------------
JNL/JPMorgan MidCap Growth Fund                                $0 to $250 million                               .70%
                                                               $250 million to $750 million                     .65%
                                                               $750 million to $1,500 million                   .60%
                                                               Over $1,500 million                              .55%

-----------------------------------------------------------------------------------------------------------------------------------
JNL/JPMorgan U.S. Government & Quality Bond Fund               $0 to $150 million                               .50%
                                                               $150 million to $300 million                     .45%
                                                               $300 million to $500 million                     .40%
                                                               Over $500 million                                .35%

-----------------------------------------------------------------------------------------------------------------------------------
JNL/Lazard Emerging Markets Fund                               $0 to $100 million                              1.00%
                                                               $100 million to $250 million                     .90%
                                                               Over $250 million                                .85%

-----------------------------------------------------------------------------------------------------------------------------------
JNL/Lazard Mid Cap Equity Fund                                 $0 to $50 million                                .75%
                                                               $50 million to $250 million                      .70%
                                                               Over $250 million                                .65%

-----------------------------------------------------------------------------------------------------------------------------------
JNL/M&G Global Basics Fund                                     $0 to $500 million                               .85%
                                                               Over $500 million                                .80%

-----------------------------------------------------------------------------------------------------------------------------------

JNL/M&G Global Leaders Fund                                    $0 to $500 million                               .85%
                                                               Over $500 million                                .80%

-----------------------------------------------------------------------------------------------------------------------------------

JNL/Mellon Capital Emerging Markets Index Fund                 $0 to $500 million                               .40%
                                                               Over $500 million                                .35%

-----------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                       B-3

-----------------------------------------------------------------------------------------------------------------------------------
                             FUND                                           ASSETS                         ADVISORY FEE
                                                                                                 (ANNUAL RATE BASED ON AVERAGE NET
                                                                                                        ASSETS OF EACH FUND)
-----------------------------------------------------------------------------------------------------------------------------------
JNL/Mellon Capital Bond Index Fund                             $0 to $500 million                               .30%
                                                               $500 million to $750 million                     .25%
                                                               Over $750 million                                .24%

-----------------------------------------------------------------------------------------------------------------------------------
JNL/Mellon Capital Dow Jones U.S. Contrarian Opportunities     $0 to $1 billion                                .325%
Index Fund                                                     Over $1 billion                                 .300%

-----------------------------------------------------------------------------------------------------------------------------------

JNL/Mellon Capital Global Alpha Fund                           $0 to $500 million                              1.00%
                                                               Over $500 million                                .90%

-----------------------------------------------------------------------------------------------------------------------------------

JNL/Mellon Capital European 30 Fund                            $0 to $50 million                                .37%
                                                               $50 to $100 million                              .31%
                                                               Over $100 million                                .28%

-----------------------------------------------------------------------------------------------------------------------------------
JNL/Mellon Capital Index 5 Fund                                All assets                                         0%

-----------------------------------------------------------------------------------------------------------------------------------
JNL/Mellon Capital International Index Fund                    $0 to $500 million                               .30%
                                                               $500 million to $750 million                     .25%
                                                               Over $750 million                                .24%

-----------------------------------------------------------------------------------------------------------------------------------
JNL/Mellon Capital Pacific Rim 30 Fund                         $0 to $50 million                                .37%
                                                               $50 to $100 million                              .31%
                                                               Over $100 million                                .28%
-----------------------------------------------------------------------------------------------------------------------------------
JNL/Mellon Capital Small Cap Index Fund                        $0 to $500 million                               .29%
                                                               $500 million to $750 million                     .24%
                                                               Over $750 million                                .23%

-----------------------------------------------------------------------------------------------------------------------------------
JNL/Mellon Capital 10 x 10 Fund                                All assets                                         0%

-----------------------------------------------------------------------------------------------------------------------------------
JNL/Mellon Capital S&P 500 Index Fund                          $0 to $500 million                               .28%
                                                               $500 million to $750 million                     .24%
                                                               Over $750 million                                .23%

-----------------------------------------------------------------------------------------------------------------------------------
JNL/Mellon Capital S&P 400 MidCap Index Fund                   $0 to $500 million                               .29%
                                                               $500 million to $750 million                     .24%
                                                               Over $750 million                                .23%

-----------------------------------------------------------------------------------------------------------------------------------
JNL/Mellon Capital Utilities Sector Fund                       $0 to $50 million                                .34%
                                                               $50 to $100 million                              .31%
                                                               $100 million to $750 million                     .28%
                                                               Over $750 million                                .27%

-----------------------------------------------------------------------------------------------------------------------------------
JNL/Morgan Stanley Mid Cap Growth Fund                         $0 to $1 billion                                 .75%
                                                               Over $1 billion                                  .70%

-----------------------------------------------------------------------------------------------------------------------------------
JNL/Neuberger Berman Strategic Income Fund                     $0 to $1 billion                                 .60%
                                                               Over $1 billion                                  .55%

-----------------------------------------------------------------------------------------------------------------------------------
JNL/Oppenheimer Global Growth Fund                             $0 to $300 million                               .70%
                                                               Over $300 million                                .60%

-----------------------------------------------------------------------------------------------------------------------------------
JNL/PIMCO Real Return Fund                                     $0 to $1 billion                                 .50%
                                                               Over $1 billion                                 .475%

-----------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                       B-4

-----------------------------------------------------------------------------------------------------------------------------------
                             FUND                                           ASSETS                         ADVISORY FEE
                                                                                                 (ANNUAL RATE BASED ON AVERAGE NET
                                                                                                        ASSETS OF EACH FUND)
-----------------------------------------------------------------------------------------------------------------------------------
JNL/PIMCO Total Return Bond Fund                               All assets                                       .50%

-----------------------------------------------------------------------------------------------------------------------------------
JNL/PPM America Floating Rate Income Fund                      $0 to $500 million                               .65%
                                                               Over $500 million                                .60%

-----------------------------------------------------------------------------------------------------------------------------------
JNL/PPM America High Yield Bond Fund                           $0 to $150 million                               .50%
                                                               $150 million to $500 million                     .45%
                                                               Over $500 million                               .425%

-----------------------------------------------------------------------------------------------------------------------------------
JNL/PPM America Mid Cap Value Fund                             $0 to $500 million                               .75%
                                                               Over $500 million                                .70%

-----------------------------------------------------------------------------------------------------------------------------------
JNL/PPM America Small Cap Value Fund                           $0 to $500 million                               .75%
                                                               Over $500 million                                .70%

-----------------------------------------------------------------------------------------------------------------------------------

JNL/PPM America Value Equity Fund                              $0 to $300 million                               .55%
                                                               Over $300 million                                .50%

-----------------------------------------------------------------------------------------------------------------------------------
JNL/Red Rocks Listed Private Equity Fund                       $0 to $200 million                               .85%
                                                               Over $200 million                                .80%

-----------------------------------------------------------------------------------------------------------------------------------
JNL/T. Rowe Price Established Growth Fund                      $0 to $150 million                               .65%
                                                               $150 to $500 million                             .60%
                                                               Over $500 million                                .55%

-----------------------------------------------------------------------------------------------------------------------------------
JNL/T. Rowe Price Mid-Cap Growth Fund                          $0 to $150 million                               .75%
                                                               Over $150 million                                .70%

-----------------------------------------------------------------------------------------------------------------------------------
JNL/T. Rowe Price Short-Term Bond Fund                         $0 to $250 million                               .45%
                                                               $250 million to $1.5 billion                     .40%
                                                               Over $1.5 billion                               .375%

-----------------------------------------------------------------------------------------------------------------------------------
JNL/T. Rowe Price Value Fund                                   $0 to $150 million                               .70%
                                                               $150 to $500 million                             .65%
                                                               Over $500 million                                .60%

-----------------------------------------------------------------------------------------------------------------------------------
JNL/WMC Balanced Fund                                          $0 to $50 million                                .55%
                                                               $50 million to $150 million                      .50%
                                                               $150 million to $300 million                    .475%
                                                               $300 million to $500 million                     .45%
                                                               Over $500 million                               .425%

-----------------------------------------------------------------------------------------------------------------------------------
JNL/WMC Money Market Fund                                      $0 to $500 million                              0.28%
                                                               Over $500 million                               0.25%

-----------------------------------------------------------------------------------------------------------------------------------
JNL/WMC Value Fund                                             $0 to $300 million                               .55%
                                                               $300 million to $500 million                     .50%
                                                               Over $500 million                                .45%

-----------------------------------------------------------------------------------------------------------------------------------
JNL/S&P Managed Growth Fund                                    $0 to $500 million                               .13%
                                                               Over $500 million                                .08%

-----------------------------------------------------------------------------------------------------------------------------------
JNL/S&P Managed Conservative Fund                              $0 to $500 million                               .13%
                                                               Over $500 million                                .08%

-----------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                       B-5

-----------------------------------------------------------------------------------------------------------------------------------
                             FUND                                           ASSETS                         ADVISORY FEE
                                                                                                 (ANNUAL RATE BASED ON AVERAGE NET
                                                                                                        ASSETS OF EACH FUND)
-----------------------------------------------------------------------------------------------------------------------------------
JNL/S&P Managed Moderate Growth Fund                           $0 to $500 million                               .13%
                                                               Over $500 million                                .08%

-----------------------------------------------------------------------------------------------------------------------------------
JNL/S&P Managed Moderate Fund                                  $0 to $500 million                               .13%
                                                               Over $500 million                                .08%

-----------------------------------------------------------------------------------------------------------------------------------
JNL/S&P Managed Aggressive Growth Fund                         $0 to $500 million                               .13%
                                                               Over $500 million                                .08%

-----------------------------------------------------------------------------------------------------------------------------------
JNL/S&P Competitive Advantage Fund                             $0 to $500 million                               .40%
                                                               Over $500 million                                .35%

-----------------------------------------------------------------------------------------------------------------------------------
JNL/S&P Dividend Income & Growth Fund                          $0 to $500 million                               .40%
                                                               Over $500 million                                .35%

-----------------------------------------------------------------------------------------------------------------------------------
JNL/S&P Intrinsic Value Fund                                   $0 to $500 million                               .40%
                                                               Over $500 million                                .35%

-----------------------------------------------------------------------------------------------------------------------------------
JNL/S&P Total Yield Fund                                       $0 to $500 million                               .40%
                                                               Over $500 million                                .35%

-----------------------------------------------------------------------------------------------------------------------------------
JNL/S&P 4 Fund                                                 All Assets                                         0%

-----------------------------------------------------------------------------------------------------------------------------------
JNL/UBS Large Cap Select Growth Fund                           $0 to $150 million                               .70%
                                                               $150 million to $500 million                     .65%
                                                               $500 million to $750 million                     .60%
                                                               Over $750 million                                .55%

-----------------------------------------------------------------------------------------------------------------------------------
JNL Disciplined Moderate Fund                                  $0 to $500 million                               .13%
                                                               Over $500 million                                .08%

-----------------------------------------------------------------------------------------------------------------------------------
JNL Disciplined Moderate Growth Fund                           $0 to $500 million                               .13%
                                                               Over $500 million                                .08%

-----------------------------------------------------------------------------------------------------------------------------------
JNL Disciplined Growth Fund                                    $0 to $500 million                               .13%
                                                               Over $500 million                                .08%
-----------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                       B-6